Supplement to the Current Prospectus

Effective June 1, 2008, the following paragraph in the sub-section entitled "Exchange Privilege" under the main heading "How to Purchase, Redeem, and Exchange Shares" is deleted in its entirety:

Eligible qualified retirement plans other than Serviced Plans can exchange their Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares for shares of the MFS Money Market Fund. In addition, Serviced Plans holding Class R3 shares on March 31, 2005, can exchange their Class R3 shares for shares of the MFS Money Market Fund.


                  The date of this supplement is June 1, 2008.